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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 20, 2003

                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

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
                 DELAWARE                                1-13782                        25-1615902
(State or Other Jurisdiction of Incorporation)   (Commission File Number)   (IRS Employer Identification No.)
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1001 AIR BRAKE AVENUE, WILMERDING, PENNSYLVANIA                     15148
(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's Telephone Number, Including Area Code (412)-825-1000

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                 WESTINGHOUSE AIRBRAKE TECHNOLOGIES CORPORATION

                                    FORM 8-K

                     FOR THE PERIOD ENDED DECEMBER 31, 2002

ITEM 5. OTHER EVENTS

In April 2002, the Financial Accounting Standards Board (FASB) issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13 and Technical Corrections," which, among other things, eliminates the requirement to report certain extinguishments of debt as extraordinary items. As a result, gains and losses from extinguishment of debt should be classified as extraordinary items only if they meet the criteria of Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions." The provisions of this Statement were required to be adopted by the Company on January 1, 2003. In connection with the Company's issuance of $150,000,000 senior notes in July 2003, the Company adopted SFAS No. 145 effective January 1, 2003. Accordingly, the loss on extinguishment of debt of approximately $5.3 million (net of tax provision of approximately $2.0 million) in 1998, $1.3 million (net of tax provision of approximately $800,000) in 1999 and $1.2 million (net of tax provision of approximately $648,000) in 2002 all previously recorded as extraordinary items, have been reclassified as interest and income tax expense in the accompanying consolidated statements of operations and in other financial information.

Exhibits 99.1, 99.2, and 99.3 to this Current Report on Form 8-K, which are incorporated by reference herein, represent revisions of Item 6 - Selected Financial Data, Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations, and Item 8 - Financial Statements and Supplementary Data, respectively, from the Company's Annual Report on Form 10-K for the year ended December 31, 2002. The revisions relate to certain reclassifications necessary, as described above, to present losses from early extinguishment of debt recorded in 2002, 1999, and 1998 as part of income from continuing operations in accordance with SFAS No. 145. The revisions of Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations also relate to the Company's adoption of a new definition of EBITDA in fiscal year 2003. The items discussed above did not affect net income for any of the five years in the period ended December 31, 2002.

Except as otherwise expressly noted, the financial statement disclosures, management estimates and forward looking statements contained in this Current Report on Form 8-K have not been updated to reflect any developments subsequent to December 31, 2002.

ITEM 7. FINANCIAL STATEMENTS; PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

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
Exhibit No.       Description
-----------       -----------
Exhibit 23.1      Consent of Ernst & Young LLP, filed herewith

Exhibit 31.1      Rule 13a-14(a) Certification of Chief Executive Officer, filed herewith

Exhibit 31.2      Rule 13a-14(a) Certification of Chief Financial Officer, filed herewith

Exhibit 32.1      Section 1350 Certification of Chief Executive Officer and Chief Financial
                  Officer, filed herewith

Exhibit 99.1      Selected Financial Data, filed herewith

Exhibit 99.2      Management's Discussion and Analysis of Financial Condition and Results of
                  Operations, filed herewith

Exhibit 99.3      Financial Statements and Supplementary Data, filed herewith
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WESTINGHOUSE AIR BRAKE
                                     TECHNOLOGIES CORPORATION
                                     (Registrant)

                                     By: /s/ ALVARO GARCIA-TUNON
                                         ----------------------------------
                                     Name: Alvaro Garcia-Tunon
Date: October 20, 2003               Title: Chief Financial Officer

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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER            DESCRIPTION AND METHOD OF FILING
------            --------------------------------
Exhibit 23.1      Consent of Ernst & Young LLP, filed herewith

Exhibit 31.1      Rule 13a - 14(a) Certification of Chief Executive Officer, filed herewith

Exhibit 31.2      Rule 13a - 14(a) Certification of Chief Financial Officer, filed herewith

Exhibit 32.1      Section 1350 Certification of Chief Executive Officer and Chief Financial
                  Officer, filed herewith

Exhibit 99.1      Selected Financial Data, filed herewith

Exhibit 99.2      Management's Discussion and Analysis of Financial Condition and Results of
                  Operations

Exhibit 99.3      Financial Statements and Supplementary Data
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